Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Air Products and Chemicals, Inc. (the “Company”) for the year ending 30 September 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John E. McGlade, Chairman, President, and Chief Executive Officer of the Company, and M. Scott Crocco, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 26 November 2013	/s/ John E. McGlade
John E. McGlade
Chairman, President, and Chief Executive Officer

/s/ M. Scott Crocco
M. Scott Crocco
Senior Vice President and Chief Financial Officer